UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 2, 2017

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-27793	91-1238077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 N. Quay St. Bldg B1 Kennewick WA	993336
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 735-9092

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 of Matters to a Vote of Security Holders.

Electronic Systems Technology Inc. (the "Company") held its Annual Meeting of Stockholders on June 2, 2017.  Pursuant to the Item 5.07 requirement for Current Reports on Form 8-K, the Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting:

a)

Election of Directors:

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
T.L. Kirchner	2,609,504	17,700	1,837,881
V. Kornelsen	2,608,754	18,450	1,837,881

b)

Ratification of the selection of DeCoria, Maichel Teague P.S., as independent registered accountants for the Company for the year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,459,985	-	5,100	0

c)         Advisory vote on Executive Compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,302,385	29,200	14,600	1,118,900

d)

Advisory vote on Frequency of Executive Compensation (“Say When on Pay”):

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
147,670	9,800	2,908,659	280,056	1,118,900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ MICHAEL W. ELLER

By: Michael W. Eller
President

Date: June 2, 2017